SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                  May 17, 2004

                 INTERACTIVE MOTORSPORTS AND ENTERTAINMENT CORP.
             (Exact name of registrant as specified in its charter)

                                     Indiana
                 (State or other jurisdiction of incorporation)

                              000-30771 87-0678630
           (Commission File No.) (I.R.S. Employer Identification No.)

                              5624 West 73rd Street
                             Indianapolis, IN 46278
                    (Address of principal executive officer)


                                 (317) 295-3500
                         (Registrant's telephone number,
                              including area code)



                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5.           Other Events and Required FD Disclosure.

                  Interactive Motorsports and Entertainment, Corp. issued the press release attached hereto as Exhibit 99.1 on May 17, 2004.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

                  (a) Financial Statements of Business Acquired.

                      Not Applicable

                  (b) Pro Forma Financial Information (unaudited).

                      Not Applicable

                  (c) Exhibits.

                      99.1 Press Release of Interactive Motorsports and Entertainment, Corp. dated May 17, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  May 18, 2004

                           INTERACTIVE MOTORSPORTS AND
                           ENTERTAINMENT CORP.

                           By:   /s/ William Donaldson
                               ---------------------------------------------
                               William Donaldson
                               Chief Executive Officer